Exhibit 10.2

               AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT


     This Amendment Number One to Loan and Security Agreement ("Amendment") is entered into as of October 8, 2004, by and among, on the one hand, ADVANCED MARKETING SERVICES, INC., a Delaware corporation, PUBLISHERS GROUP WEST INCORPORATED, a California corporation, and PUBLISHERS GROUP INCORPORATED, a California corporation (collectively, "Borrowers"), and, on the other hand, the lenders identified on the signature pages to the Agreement (as defined below) ("Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation ("Agent"), as the arranger and administrative agent for the Lenders, in light of the following:

     A. Borrowers and the Lender Group have previously entered into that certain Loan and Security Agreement, dated as of April 27, 2004 (the "Agreement").

     B. Borrowers and the Lender Group desire to amend the Agreement as provided for and on the conditions herein.

     NOW, THEREFORE, Borrowers and the Lender Group hereby amend and supplement the Agreement as follows:

     1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

     2. AMENDMENTS.

          (a) Section 6.3(a)(i) of the Agreement is hereby amended in its entirety to read as follows:

               (i) an unaudited consolidated and consolidating balance sheet and income statement covering Parent's and its Subsidiaries' operations during such period, together with a statement of all Intercompany Advances for such fiscal month, and

          (b) A new Section 6.3(i) is added to the Agreement as follows:

               (i) as soon as available, but in any event within 45 days after the end of each of Parent's fiscal quarters, a statement of cash flow covering Parent's and its Subsidiaries' operations during such period.

          (c) Section 7.18(a) of the Agreement is hereby amended in its entirety to read as follows:

               (a) Following the occurrence of the Financial Covenant Triggering Event, fail to maintain or achieve:

               (i) Minimum EBITDA. EBITDA, measured on a quarterly basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

---------------------------------------  ---------------------------------------
          Applicable Period                        Applicable Amount
---------------------------------------  ---------------------------------------
       For the 3 month period                         ($3,700,000)
        ending June 30, 2004
---------------------------------------   --------------------------------------
       For the 6 month period                        $(13,800,000)
     ending September 30, 2004
---------------------------------------  ---------------------------------------
       For the 9 month period                          $4,172,000
      ending December 31, 2005
---------------------------------------  ---------------------------------------
       For the 12 month period                         $3,967,000
        ending March 31, 2005
---------------------------------------  ---------------------------------------

For the trailing 12 month period ending  The "Applicable Amount(s)" for such on the last day of each fiscal  quarter  future periods shall be determined by
of Administrative Borrower thereafter    Agent in its sole discretion based
                                         upon, among other things, the
                                         Projections to be delivered to Agent
                                         (pursuant to Section 6.3(c) of the
                                         Agreement) prior to the commencement
                                         of Parent's 2006 fiscal year. Within
                                         30 days of Agent's receipt of such
                                         Projections, Agent shall advise
                                         Borrowers in writing of such future
                                         Applicable Amount(s).
---------------------------------------  ---------------------------------------

     3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to the Lender Group all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

     4. NO DEFAULTS. Borrowers hereby affirm to the Lender Group that no Event of Default has occurred and is continuing as of the date hereof.

     5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon: (i) the receipt by Agent of a fully executed copy of this Amendment; and (ii) payment to Agent, for the benefit of the Lenders, of an amendment fee of $10,000, which fee will be charged to Borrowers' Loan Account pursuant to Section 2.6(d) of the Agreement.

     6. COSTS AND EXPENSES. Borrowers shall pay to Agent all of the Lender Group's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

     7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

     8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                       WELLS FARGO FOOTHILL, INC.,
                                       a California corporation, as Agent and a Lender

                                       By: /s/ Daniel Whitwer
                                           -------------------------------------
                                       Title: Vice President


                                       ADVANCED MARKETING SERVICES, INC., a
                                       Delaware corporation

                                       By: /s/ Bruce C. Myers
                                           -------------------------------------
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                       PUBLISHERS GROUP WEST INCORPORATED, a
                                       California corporation

                                       By: /s/ Bruce C. Myers
                                           -------------------------------------
                                       Title: Chief Financial Officer


                                       PUBLISHERS GROUP INCORPORATED, a
                                       California corporation

                                       By: /s/ Bruce C. Myers
                                           -------------------------------------
                                       Title: Chief Financial Officer